Exhibit 99.2
STATE STREET CORPORATION
EARNINGS RELEASE ADDENDUM
March 31, 2015

This financial information should be read in conjunction with State Street's news release dated April 24, 2015. Additional financial and other information about State Street is available in its Annual Report on Form 10-K for the year ended December 31, 2014, which was previously filed with the SEC.

STATE STREET CORPORATION
EARNINGS RELEASE ADDENDUM
CONSOLIDATED FINANCIAL HIGHLIGHTS

	Quarters					% Change
(Dollars in millions, except per share amounts, or where otherwise noted)	1Q14	2Q14	3Q14	4Q14	1Q15	1Q15 vs. 1Q14	1Q15 vs. 4Q14
Revenue:
Fee revenue	$1,924	$2,039	$2,012	$2,056	$2,060	7%	—%
Net interest revenue	555	561	570	574	546	(2)	(5)
Net gains from sales of available-for-sale securities	15	—	—	—	—
Net losses from other-than-temporary impairment	(1)	—	—	—	(1)
Net losses reclassified (from) to other comprehensive income	(8)	(2)	—	—	—
Total revenue	2,485	2,598	2,582	2,630	2,605	5	(1)
Provision for loan losses	2	2	2	4	4
Total expenses	2,028	1,850	1,892	2,057	2,097	3	2
Income before income tax expense	455	746	688	569	504	11	(11)
Income tax expense	92	124	128	77	95	3	23
Net income	363	622	560	492	409	13	(17)
Net income available to common shareholders	356	602	542	473	377	6	(20)
Diluted earnings per common share	.81	1.38	1.26	1.12	.90	11	(20)
Average diluted common shares outstanding (in thousands)	438,815	435,320	429,736	424,339	418,750	(5)	(1)
Cash dividends declared per common share	$.26	$.30	$.30	$.30	$.30	15	—
Closing price per share of common stock (as of quarter end)	69.55	67.26	73.61	78.50	73.53	6	(6)
Ratios:
Return on average common equity	7.2%	11.9%	10.6%	9.4%	7.9%	10	(16)
Pre-tax operating margin	18.3	28.7	26.6	21.6	19.3	5	(11)
Net interest margin, fully taxable-equivalent basis	1.30	1.17	1.12	1.09	1.06	(18)	(3)
Common equity tier 1 risk-based capital[1,2]	NA	12.8	12.8	12.5	12.1	—	(3)
Tier 1 risk-based capital[1]	NA	14.1	14.2	14.6	14.1	—	(3)
Total risk-based capital[1]	NA	16.1	16.2	16.6	16.2	—	(2)
Tier 1 leverage[1]	NA	6.9	6.4	6.4	5.8	—	(9)
Tangible common equity[2]	6.7	6.8	6.6	6.8	6.0	(10)	(12)
At quarter-end:
Assets under custody and administration (in trillions)[3]	$27.48	$28.40	$28.47	$28.19	$28.49	4	1
Asset under management (in trillions)	2.38	2.48	2.42	2.45	2.44	3	—
Total assets	256,663	282,324	274,805	274,119	279,476	9	2
Investment securities	117,504	117,303	115,319	112,636	112,857	(4)	—
Deposits	194,648	218,834	207,968	209,040	211,352	9	1
Long-term debt	9,503	9,037	9,016	10,042	9,174	(3)	(9)
Total shareholders' equity	21,273	21,700	21,156	21,473	20,819	(2)	(3)

1  In early 2014, we announced that we had completed our Basel III qualification period. As a result, our regulatory capital ratios as of June 30, 2014, September 30, 2014, December 31, 2014 and March 31, 2015 presented in the table above have been calculated under the advanced approaches provisions of the Basel III final rule. Regulatory capital ratios as of March 31, 2014 were calculated under Basel I, are not directly comparable to such ratios as of June 30, 2014, September 30, 2014, December 31, 2014 and March 31, 2015 and are not disclosed. Refer to page 16 of this earnings release addendum for additional information about our regulatory capital ratios as of June 30, 2014, September 30, 2014, December 31, 2014 and March 31, 2015.

[2]  Tangible common equity ratios as of March 31, 2014, June 30, 2014, September 30, 2014, December 31, 2014 and March 31, 2015 are non-GAAP financial measures. Refer to accompanying reconciliations on page 17 for additional information.

[3]  Included assets under custody of $21.00 trillion, $21.69 trillion, $21.71 trillion, $21.66 trillion and $21.98 trillion as of March 31, 2014, June 30, 2014, September 30, 2014, December 31, 2014 and March 31, 2015, respectively.

STATE STREET CORPORATION
EARNINGS RELEASE ADDENDUM
CONSOLIDATED RESULTS OF OPERATIONS

	Quarters					% Change
(Dollars in millions, except per share amounts, or where otherwise noted)	1Q14	2Q14	3Q14	4Q14	1Q15	1Q15 vs. 1Q14	1Q15 vs. 4Q14
Reported Results
Fee revenue:
Servicing fees	$1,238	$1,288	$1,302	$1,301	$1,273	3%	(2)%
Management fees	292	300	316	299	301	3	1
Trading services:
Direct sales and trading	71	79	101	110	135	90	23
Indirect foreign exchange trading[1]	63	65	60	58	68	8	17
Total foreign exchange trading	134	144	161	168	203	51	21
Electronic foreign exchange services	48	43	44	46	48	—	4
Other trading, transition management and brokerage	71	73	73	79	73	3	(8)
Total brokerage and other trading services	119	116	117	125	121	2	(3)
Total trading services	253	260	278	293	324	28	11
Securities finance	85	147	99	106	101	19	(5)
Processing fees and other	56	44	17	57	61	9	7
Total fee revenue	1,924	2,039	2,012	2,056	2,060	7	—
Net interest revenue:
Interest revenue	655	650	671	676	642	(2)	(5)
Interest expense	100	89	101	102	96	(4)	(6)
Net interest revenue	555	561	570	574	546	(2)	(5)
Gains (losses) related to investment securities, net:
Net gains (losses) from sales of available-for-sale securities	15	—	—	—	—
Losses from other-than-temporary impairment	(1)	—	—	—	(1)
Losses reclassified (from) to other comprehensive income	(8)	(2)	—	—	—
Gains (losses) related to investment securities, net	6	(2)	—	—	(1)
Total revenue	2,485	2,598	2,582	2,630	2,605	5	(1)
Provision for loan losses	2	2	2	4	4
Expenses:
Compensation and employee benefits	1,157	978	953	972	1,087	(6)	12
Information systems and communications	244	244	242	246	247	1	—
Transaction processing services	191	193	199	201	197	3	(2)
Occupancy	114	115	119	113	113	(1)	—
Acquisition and restructuring costs	33	28	20	52	6	(82)	(88)
Other	289	292	359	473	447	55	(5)
Total expenses	2,028	1,850	1,892	2,057	2,097	3	2
Income before income tax expense	455	746	688	569	504	11	(11)
Income tax expense	92	124	128	77	95	3	23
Net income	$363	$622	$560	$492	$409	13	(17)

STATE STREET CORPORATION
EARNINGS RELEASE ADDENDUM
CONSOLIDATED RESULTS OF OPERATIONS (Continued)

	Quarters					% Change
(Dollars in millions, except per share amounts, or where otherwise noted)	1Q14	2Q14	3Q14	4Q14	1Q15	1Q15 vs. 1Q14	1Q15 vs. 4Q14
Adjustments to net income:
Dividends on preferred stock	$(6)	$(19)	$(18)	$(18)	$(31)
Earnings allocated to participating securities	(1)	(1)	—	(1)	(1)
Net income available to common shareholders	$356	$602	$542	$473	$377	6%	(20)%
Earnings per common share:
Basic	$.83	$1.41	$1.28	$1.14	$.91
Diluted	.81	1.38	1.26	1.12	.90
Average common shares outstanding:
Basic	430,621	427,824	421,974	416,651	412,225
Diluted	438,815	435,320	429,736	424,339	418,750
Cash dividends declared per common share	$.26	$.30	$.30	$.30	$.30
Closing price per share of common stock (as of quarter end)	69.55	67.26	73.61	78.50	73.53
Financial ratios:
Return on average common equity	7.2%	11.9%	10.6%	9.4%	7.9%
Pre-tax operating margin	18.3	28.7	26.6	21.6	19.3
After-tax margin	14.6	23.9	21.7	18.7	14.5
Internal capital generation rate	5.0	9.4	8.2	6.9	5.3
Common dividend payout ratio	31.5	21.2	23.3	26.3	32.8

1  We calculate revenue for indirect foreign exchange using an attribution methodology. This methodology takes into consideration estimated effective mark-ups/downs and observed client volumes. Direct sales and trading revenue is total foreign exchange trading revenue excluding the revenue attributed to indirect foreign exchange.

STATE STREET CORPORATION
EARNINGS RELEASE ADDENDUM
CONSOLIDATED STATEMENT OF CONDITION

	As of Quarter End					% Change
(Dollars in millions, except per share amounts)	1Q14	2Q14	3Q14	4Q14	1Q15	1Q15 vs. 1Q14	1Q15 vs. 4Q14
Assets:
Cash and due from banks	$3,877	$6,247	$4,146	$1,855	$3,149	(19)%	70%
Interest-bearing deposits with banks	75,796	98,386	86,946	93,523	83,398	10	(11)
Securities purchased under resale agreements	6,087	3,681	2,603	2,390	11,331	86	374
Trading account assets	889	941	1,033	924	1,145	29	24
Investment securities:
Investment securities available for sale	99,162	98,546	96,552	94,913	96,612	(3)	2
Investment securities held to maturity[1]	18,342	18,757	18,767	17,723	16,245	(11)	(8)
Total investment securities	117,504	117,303	115,319	112,636	112,857	(4)	—
Loans and leases[2]	16,084	16,767	18,364	18,161	18,278	14	1
Premises and equipment[3]	1,896	1,920	1,911	1,937	1,933	2	—
Accrued interest and fees receivable	2,197	2,221	2,318	2,242	2,281	4	2
Goodwill	6,038	6,037	5,899	5,826	5,663	(6)	(3)
Other intangible assets	2,306	2,247	2,121	2,025	1,892	(18)	(7)
Other assets	23,989	26,574	34,145	32,600	37,549	57	15
Total assets	$256,663	$282,324	$274,805	$274,119	$279,476	9	2
Liabilities:
Deposits:
Noninterest-bearing	$72,800	$73,109	$66,134	$70,490	$72,704	—	3
Interest-bearing -- U.S.	15,327	27,584	24,435	33,012	30,769	101	(7)
Interest-bearing -- Non-U.S.	106,521	118,141	117,399	105,538	107,879	1	2
Total deposits	194,648	218,834	207,968	209,040	211,352	9	1
Securities sold under repurchase agreements	8,953	9,168	9,385	8,925	10,158	13	14
Federal funds purchased	18	14	17	21	17	(6)	(19)
Other short-term borrowings	3,811	4,322	4,307	4,381	4,346	14	(1)
Accrued expenses and other liabilities	18,457	19,249	22,956	20,237	23,610	28	17
Long-term debt	9,503	9,037	9,016	10,042	9,174	(3)	(9)
Total liabilities	235,390	260,624	253,649	252,646	258,657	10	2
Shareholders' equity:
Preferred stock, no par, 3,500,000 shares authorized:
Series C, 5,000 shares issued and outstanding	491	491	491	491	491	—	—
Series D, 7,500 shares issued and outstanding	742	742	742	742	742	—	—
Series E, 7,500 shares issued and outstanding	—	—	—	728	728	—	—
Common stock, $1 par, 750,000,000 shares authorized[4]	504	504	504	504	504	—	—
Surplus	9,737	9,765	9,780	9,791	9,744	—	—
Retained earnings	13,639	14,114	14,531	14,882	15,135	11	2
Accumulated other comprehensive income (loss)	188	489	(107)	(507)	(1,006)	(635)	98
Treasury stock, at cost[5]	(4,028)	(4,405)	(4,785)	(5,158)	(5,519)	37	7
Total shareholders' equity	21,273	21,700	21,156	21,473	20,819	(2)	(3)
Total liabilities and shareholders' equity	$256,663	$282,324	$274,805	$274,119	$279,476	9	2

[1] Fair value of investment securities held to maturity as of Q1, Q2, Q3 and Q4 2014, and Q1 2015 was $18,326, $18,864, $18,865, $17,842, and $16,417, respectively.
[2] Allowance for loan losses as of Q1, Q2, Q3 and Q4 2014, and Q1 2015 was $30, $32, $34, $38, and $41, respectively.
[3] Accumulated depreciation for premises and equipment as of Q1, Q2, Q3 and Q4 2014, and Q1 2015 was $4,521, $4,620, $4,538, $4,599, and $4,653, respectively.
[4] Common stock shares issued as of Q1, Q2, Q3 and Q4 2014, and Q1 2015 was 503,881,095, 503,881,095, 503,880,120, 503,880,120 and 503,879,642, respectively.
[5] Treasury stock shares as of Q1, Q2, Q3 and Q4 2014, and Q1 2015 was 73,440,407, 78,910,844, 83,948,535, 88,684,969 and 92,569,079, respectively.

STATE STREET CORPORATION
EARNINGS RELEASE ADDENDUM
AVERAGE AND PERIOD-END BALANCE SHEET TRENDS

(Dollars in millions)	Quarters					% Change
Average Balance Sheet Mix	1Q14	2Q14	3Q14	4Q14	1Q15	1Q15 vs. 1Q14	1Q15 vs. 4Q14
Investment securities and short-duration instruments	79.9%	81.5%	81.7%	81.2%	80.4%	1%	(1)%
Loans and leases	6.8	6.4	6.5	7.1	7.0	3	(1)
Noninterest-earning assets	13.3	12.1	11.8	11.7	12.6	(5)	8
Total	100.0%	100.0%	100.0%	100.0%	100.0%
Client funds bearing interest	61.5%	64.1%	64.6%	62.8%	59.9%	(3)	(5)
Client funds not bearing interest	18.9	17.9	18.0	19.2	21.2	12	10
Other noninterest-bearing liabilities	5.6	4.9	5.1	5.9	6.9	23	17
Long-term debt and common shareholders' equity	13.7	12.6	11.8	11.5	11.2	(18)	(3)
Preferred shareholders' equity	0.3	0.5	0.5	0.6	0.8	167	33
Total	100.0%	100.0%	100.0%	100.0%	100.0%

Average Investment Securities	1Q14	2Q14	3Q14	4Q14	1Q15	1Q15 vs. 1Q14	1Q15 vs. 4Q14
U.S. Treasury and federal agencies
Direct obligations	$5,992	$8,027	$11,570	$15,858	$17,123	186%	8%
Mortgage- and asset-backed securities	23,506	22,547	21,544	20,797	20,944	(11)	1
Asset-backed securities
Fixed	1,490	1,480	1,408	1,405	1,293	(13)	(8)
Floating	53,178	51,889	49,214	43,425	40,306	(24)	(7)
Collateralized mortgage-backed securities and obligations	8,068	7,972	7,979	7,491	7,757	(4)	4
State and political subdivisions	10,452	10,562	10,636	10,821	10,963	5	1
Other debt investments	14,268	14,425	14,575	13,980	13,552	(5)	(3)
Money market mutual funds	670	442	390	232	531	(21)	129
Other equity securities	211	249	302	213	187	(11)	(12)
Total investment securities	$117,835	$117,593	$117,618	$114,222	$112,656	(4)	(1)

STATE STREET CORPORATION
EARNINGS RELEASE ADDENDUM
AVERAGE AND PERIOD-END BALANCE SHEET TRENDS (Continued)

(Dollars in millions)	Quarters					% Change
Investment Securities - Appreciation (Depreciation)	1Q14	2Q14	3Q14	4Q14	1Q15	1Q15 vs. 1Q14	1Q15 vs. 4Q14
Held to maturity:
Amortized cost (book value)	$18,342	$18,757	$18,767	$17,723	$16,245	(11)%	(8)%
Fair value	18,326	18,864	18,865	17,842	16,417	(10)	(8)
Appreciation (depreciation)	(16)	107	98	119	172	(1,175)	45
Available for sale:
Amortized cost	98,770	97,739	95,834	94,108	95,524	(3)	2
Fair value (book value)	99,162	98,546	96,552	94,913	96,612	(3)	2
Appreciation (depreciation)	392	807	718	805	1,088	178	35
Pre-tax depreciation related to securities available for sale transferred to held to maturity	(170)	(153)	(130)	(112)	(95)	(44)	(15)
Total pre-tax appreciation (depreciation) related to investment securities portfolio	206	761	686	812	1,165	466	43
Total after-tax appreciation (depreciation) related to investment securities portfolio	124	456	411	487	699	464	44

Securities on Loan	1Q14	2Q14	3Q14	4Q14	1Q15	1Q15 vs. 1Q14	1Q15 vs. 4Q14
Average securities on loan	$333	$357	$354	$346	$350	5.1%	1.2%
End-of-period securities on loan	348	364	341	351	350	0.6	(0.3)

STATE STREET CORPORATION
EARNINGS RELEASE ADDENDUM
AVERAGE STATEMENT OF CONDITION - RATES EARNED AND PAID - FULLY TAXABLE-EQUIVALENT BASIS

     The following table presents consolidated average interest-earning assets, average interest-bearing liabilities and related average rates earned and paid, respectively, for the quarters indicated, on a fully taxable-equivalent basis. Tax-equivalent adjustments were calculated using a federal income tax rate of 35%, adjusted for applicable state income taxes, net of related federal benefit.

	Quarters										% Change
	1Q14		2Q14		3Q14		4Q14		1Q15		1Q15 vs. 1Q14	1Q15 vs. 4Q14
(Dollars in millions; fully-taxable equivalent basis)	Average balance	Average rates	Average balance	Average rates	Average balance	Average rates	Average balance	Average rates	Average balance	Average rates	Average balance	Average balance
Assets:
Interest-bearing deposits with banks	$33,410	0.42%	$53,564	0.38%	$63,160	0.33%	$70,780	0.32%	$71,568	0.30%	114%	1%
Securities purchased under resale agreements	6,631	0.53	4,307	0.94	3,249	1.05	2,178	1.99	2,449	1.88	(63)	12
Trading account assets	901	—	953	—	985	—	995	—	1,117	—	24	12
Investment securities
U.S. Treasury and federal agencies	29,498	2.21	30,574	2.15	33,114	2.00	36,655	1.95	38,067	1.92	29	4
State and political subdivisions	10,452	4.37	10,562	3.30	10,636	3.80	10,821	3.76	10,963	3.73	5	1
Other investments	77,885	1.64	76,457	1.66	73,868	1.73	66,746	1.70	63,626	1.63	(18)	(5)
Total investment securities	117,835	2.02	117,593	1.94	117,618	1.99	114,222	1.98	112,656	1.93	(4)	(1)
Loans and leases	14,602	1.61	15,061	1.62	16,002	1.59	17,945	1.84	18,025	1.65	23	—
Other interest-earning assets	13,527	0.02	14,845	0.06	17,003	0.05	18,338	0.05	20,544	0.06	52	12
Total interest-earning assets	186,906	1.52	206,323	1.34	218,017	1.30	224,458	1.27	226,359	1.23	21	1
Cash and due from banks	4,618		5,304		4,240		2,416		2,397		(48)	(1)
Other assets	24,045		23,037		25,053		27,565		30,326		26	10
Total assets	$215,569		$234,664		$247,310		$254,439		$259,082		20%	2%
Liabilities:
Interest-bearing deposits:
U.S.	$12,072	0.03%	$20,698	0.09%	$24,144	0.11%	$28,063	0.12%	$30,174	0.13%	150%	8%
Non-U.S. transaction accounts	99,808		106,894		112,856		109,260		102,624		3	(6)
Non-U.S. nontransaction accounts	1,474		2,396		1,900		1,258		1,207		(18)	(4)
Total Non-U.S.	101,282	0.06	109,290	0.05	114,756	0.09	110,518	0.08	103,831	0.06	3	(6)
Securities sold under repurchase agreements	8,424	—	8,747	—	9,111	—	8,977	—	9,354	—	11	4
Federal funds purchased	20	—	19	—	18	—	22	—	24	—	20	9
Other short-term borrowings	3,909	1.57	4,000	(1.20)	4,376	—	4,415	0.13	4,448	0.13	14	1
Long-term debt	9,668	2.60	9,340	2.73	9,020	2.64	9,216	2.56	9,736	2.54	1	6
Other interest-bearing liabilities	6,758	0.43	7,559	0.99	7,386	0.42	7,690	0.50	7,465	0.41	10	(3)
Total interest-bearing liabilities	142,133	0.29	159,653	0.22	168,811	0.24	168,901	0.24	165,032	0.24	16	(2)
Non-interest bearing deposits	40,711		41,906		44,503		48,951		55,066		35	12
Other liabilities	12,034		11,541		12,513		15,069		17,767		48	18
Preferred shareholders' equity	722		1,233		1,233		1,526		1,961		172	29
Common shareholders' equity	19,969		20,331		20,250		19,992		19,256		(4)	(4)
Total liabilities and shareholders' equity	$215,569		$234,664		$247,310		$254,439		$259,082		20%	2%
Excess of rate earned over rate paid		1.23%		1.12%		1.06%		1.03%		0.99%
Net interest margin		1.30%		1.17%		1.12%		1.09%		1.06%
Net interest revenue, fully taxable-equivalent basis		$599		$603		$613		$618		$590
Tax-equivalent adjustment		(44)		(42)		(43)		(44)		(44)
Net interest revenue, GAAP basis		$555		$561		$570		$574		$546

STATE STREET CORPORATION
EARNINGS RELEASE ADDENDUM
ASSETS UNDER CUSTODY AND ADMINISTRATION1

	Quarters					% Change
(Dollars in billions)	1Q14	2Q14	3Q14	4Q14	1Q15	1Q15 vs. 1Q14	1Q15 vs. 4Q14
Assets Under Custody and Administration
By Product Classification:
Mutual funds	$6,908	$7,122	$7,035	$6,992	$7,073	2%	1%
Collective funds	6,637	6,956	6,919	6,949	7,113	7	2
Pension products	5,472	5,613	5,780	5,746	5,745	5	—
Insurance and other products	8,460	8,709	8,731	8,501	8,560	1	1
Total Assets Under Custody and Administration	$27,477	$28,400	$28,465	$28,188	$28,491	4	1
By Financial Instrument:
Equities	$15,040	$15,607	$15,616	$15,876	$15,660	4%	(1)%
Fixed-income	9,053	9,255	9,298	8,739	9,157	1	5
Short-term and other investments	3,384	3,538	3,551	3,573	3,674	9	3
Total Assets Under Custody and Administration	$27,477	$28,400	$28,465	$28,188	$28,491	4	1
By Geographic Location[2]:
North America	$20,540	$21,199	$21,255	$21,217	$21,554	5%	2%
Europe/Middle East/Africa	5,704	5,923	5,869	5,633	5,590	(2)	(1)
Asia/Pacific	1,233	1,278	1,341	1,338	1,347	9	1
Total Assets Under Custody and Administration	$27,477	$28,400	$28,465	$28,188	$28,491	4	1
Assets Under Custody[3]
By Product Classification:
Mutual funds	$6,596	$6,812	$6,669	$6,634	$6,786	3%	2%
Collective funds	5,110	5,375	5,354	5,475	5,626	10	3
Pension products	4,868	4,985	5,188	5,161	5,160	6	—
Insurance and other products	4,422	4,515	4,496	4,386	4,406	—	—
Total Assets Under Custody	$20,996	$21,687	$21,707	$21,656	$21,978	5	1
By Geographic Location[2]:
North America	$16,220	$16,743	$16,813	$16,903	$17,221	6%	2%
Europe/Middle East/Africa	3,806	3,956	3,858	3,729	3,732	(2)	—
Asia/Pacific	970	988	1,036	1,024	1,025	6	—
Total Assets Under Custody	$20,996	$21,687	$21,707	$21,656	$21,978	5	1
1 Amounts as of quarter-end.
2 Geographic mix is based on the location at which the assets are serviced.
3 Assets under custody are a component of assets under custody and administration presented above.

STATE STREET CORPORATION
EARNINGS RELEASE ADDENDUM
ASSETS UNDER MANAGEMENT1

	Quarters					% Change
(Dollars in billions)	1Q14	2Q14	3Q14	4Q14	1Q15	1Q15 vs. 1Q14	1Q15 vs. 4Q14
Assets Under Management
By Asset Class and Investment Approach:
Equity:
Active	$42	$42	$40	$39	$38	(10)%	(3)%
Passive	1,323	1,390	1,371	1,436	1,434	8	—
Total Equity	1,365	1,432	1,411	1,475	1,472	8	—
Fixed-Income:
Active	16	16	16	17	17	6	—
Passive	320	336	322	302	306	(4)	1
Total Fixed-Income	336	352	338	319	323	(4)	1
Cash[2]	419	413	410	399	393	(6)	(2)
Multi-Asset-Class Solutions:
Active	25	34	34	30	31	24	3
Passive	108	116	104	97	84	(22)	(13)
Total Multi-Asset-Class Solutions	133	150	138	127	115	(14)	(9)
Alternative Investments[3]:
Active	16	18	17	17	17	6	—
Passive	112	115	107	111	123	10	11
Total Alternative Investments	128	133	124	128	140	9	9
Total Assets Under Management	$2,381	$2,480	$2,421	$2,448	$2,443	3	—
By Geographic Location[4]:
North America	$1,480	$1,533	$1,502	$1,568	$1,549	5%	(1)%
Europe/Middle East/Africa	562	589	565	559	566	1	1
Asia/Pacific	339	358	354	321	328	(3)	2
Total Assets Under Management	$2,381	$2,480	$2,421	$2,448	$2,443	3	—
[1] Amounts as of quarter-end.
[2] Includes both floating- and constant-net-asset-value portfolios held in commingled structures or separate accounts.
[3] Includes real estate investment trusts, currency and commodities, including SPDR® Gold Fund for which State Street is not the investment manager, but acts as distribution agent.
[4] Geographic mix is based on client location or fund management location.
Exchange-Traded Funds[5]
By Asset Class:
Alternative investments	$42	$43	$40	$38	$40	(5)%	5%
Cash	1	1	1	1	1	—	—
Equity	308	331	338	388	356	16	(8)
Fixed-income	36	38	37	39	43	19	10
Total Exchange-Traded Funds	$387	$413	$416	$466	$440	14	(6)

[5] Exchange-traded funds are a component of assets under management presented above.

STATE STREET CORPORATION
EARNINGS RELEASE ADDENDUM
OPERATING-BASIS CONSOLIDATED RESULTS OF OPERATIONS (NON-GAAP PRESENTATION)

	Quarters					% Change
(Dollars in millions, except per share amounts, or where otherwise noted)	1Q14[1]	2Q14[2]	3Q14[3]	4Q14[4]	1Q15[5]	1Q15 vs. 1Q14	1Q15 vs. 4Q14
Operating-Basis Results
Fee revenue:
Servicing fees	$1,238	$1,288	$1,302	$1,301	$1,273	3%	(2)%
Management fees	292	300	316	299	301	3	1
Trading services:
Direct sales and trading	71	79	101	110	135	90	23
Indirect foreign exchange trading[6]	63	65	60	58	68	8	17
Total foreign exchange trading	134	144	161	168	203	51	21
Electronic foreign exchange services	48	43	44	46	48	—	4
Other trading, transition management and brokerage	71	73	73	79	73	3	(8)
Total brokerage and other trading services	119	116	117	125	121	2	(3)
Total trading services	253	260	278	293	324	28	11
Securities finance	85	147	99	106	101	19	(5)
Processing fees and other	113	108	103	138	114	1	(17)
Total fee revenue	1,981	2,103	2,098	2,137	2,113	7	(1)
Net interest revenue (excluding discount accretion)[7]	528	533	537	543	521	(1)	(4)
Tax-equivalent adjustment associated with tax-exempt investment securities	44	42	43	44	44	—	—
Operating-basis net interest revenue	572	575	580	587	565	(1)	(4)
Gains (losses) related to investment securities, net	6	(2)	—	—	(1)
Total revenue	2,559	2,676	2,678	2,724	2,677	5	(2)
Provision for loan losses	2	2	2	4	4	100	—
Expenses:
Compensation and employee benefits	1,085	974	955	962	1,088	—	13
Information systems and communications	244	244	242	246	247	1	—
Transaction processing services	191	193	199	201	197	3	(2)
Occupancy	114	115	119	113	113	(1)	—
Other	283	292	293	358	297	5	(17)
Total expenses	1,917	1,818	1,808	1,880	1,942	1	3
Income before income tax expense	640	856	868	840	731	14	(13)
Income tax expense	200	233	269	239	208	4	(13)
Net income	$440	$623	$599	$601	$523	19	(13)

STATE STREET CORPORATION
EARNINGS RELEASE ADDENDUM
OPERATING-BASIS CONSOLIDATED RESULTS OF OPERATIONS (NON-GAAP PRESENTATION)

	Quarters					% Change
(Dollars in millions, except per share amounts, or where otherwise noted)	1Q14[1]	2Q14[2]	3Q14[3]	4Q14[4]	1Q15[5]	1Q15 vs. 1Q14	1Q15 vs. 4Q14
Adjustments to net income:
Dividends on preferred stock	$(6)	$(19)	$(18)	$(18)	$(31)
Earnings allocated to participating securities	(1)	(1)	—	(1)	(1)
Net income available to common shareholders	$433	$603	$581	$582	$491	13%	(16)%
Earnings per common share:
Basic	$1.01	$1.41	$1.37	$1.40	$1.19
Diluted	.99	1.39	1.35	1.37	1.17
Average common shares outstanding:
Basic	430,621	427,824	421,974	416,651	412,225
Diluted	438,815	435,320	429,736	424,339	418,750
Cash dividends declared per common share	$.26	$.30	$.30	$.30	$.30
Closing price per share of common stock (as of quarter end)	69.55	67.26	73.61	78.50	73.53
Financial ratios:
Return on average common equity	8.8%	11.9%	11.4%	11.6%	10.4%
Pre-tax operating margin	25.0	32.0	32.4	30.8	27.3
After-tax margin	17.0	22.6	21.7	21.4	18.4
Internal capital generation rate	6.6	9.4	8.9	9.1	7.8
Common dividend payout ratio	25.8	21.1	21.7	21.4	25.1

[1]  Operating-basis revenue includes the tax-equivalent impact of income tax credits associated with tax-advantaged investments of $57 million. Operating-basis revenue excludes $27 million of discount accretion related to former conduit securities. Operating-basis expenses exclude $33 million of acquisition and restructuring costs (composed of $21 million of integration costs related to previous acquisitions and $12 million of restructuring charges); $72 million of compensation and employee benefits expenses related to severance costs associated with the staffing realignment; and a net provision of $6 million for legal contingencies. Income tax expense excludes a one-time Italian tax on banks and insurance companies of $11 million.

[2] Operating-basis revenue includes the tax-equivalent impact of income tax credits associated with tax-advantaged investments of $64 million. Operating-basis revenue excludes $28 million of discount accretion associated with former conduit securities. Operating-basis expenses exclude $28 million of acquisition and restructuring costs (composed of $15 million of integration costs related to previous acquisitions and $13 million of restructuring charges); and $4 million of compensation and employee benefits expenses related to severance costs associated with the staffing realignment.

[3] Operating-basis revenue includes the tax-equivalent impact of income tax credits associated with tax-advantaged investments of $86 million. Operating-basis revenue excludes $33 million of discount accretion associated with former conduit securities. Operating-basis expenses exclude $20 million of acquisition and restructuring costs (composed of $12 million of integration costs related to previous acquisitions and $8 million of restructuring charges); $2 million of credit adjustments to compensation and employee benefits expenses related to severance costs associated with the staffing realignment; and a net provision of $66 million for legal contingencies.

[4]  Operating-basis revenue includes the tax-equivalent impact of income tax credits associated with tax-advantaged investments of $81 million. Operating-basis revenue excludes $31 million of discount accretion associated with former conduit securities. Operating-basis expenses exclude $52 million of acquisition and restructuring costs (composed of $10 million of integration costs related to previous acquisitions and $42 million of restructuring charges); $10 million of adjustments to compensation and employee benefits expenses related to severance costs associated with the staffing realignment; and a net provision of $115 million for legal contingencies.

[5]  Operating-basis revenue includes the tax-equivalent impact of income tax credits associated with tax-advantaged investments of $53 million. Operating-basis revenue excludes $25 million of discount accretion associated with former conduit securities. Operating-basis expenses exclude $6 million of acquisition and restructuring costs (composed of $5 million of integration costs related to previous acquisitions and $1 million of restructuring charges); $1 million of credit adjustments to compensation and employee benefits expenses related to severance costs associated with the staffing realignment; and a net provision of $150 million for legal contingencies.

6 We calculate revenue for indirect foreign exchange using an attribution methodology. This methodology takes into consideration estimated effective mark-ups/downs and observed client volumes. Direct sales and trading revenue is total foreign exchange trading revenue excluding the revenue attributed to indirect foreign exchange.

[7] First, second, third and fourth quarters of 2014 and first quarter of 2015 exclude discount accretion of $27 million, $28 million, $33 million, $31 million and $25 million, respectively.

STATE STREET CORPORATION
EARNINGS RELEASE ADDENDUM
OPERATING-BASIS AVERAGE STATEMENT OF CONDITION - RATES EARNED AND PAID (NON-GAAP PRESENTATION)

     The following table presents consolidated average interest-earning assets, average interest-bearing liabilities and related average rates earned and paid, respectively, for the quarters indicated, on an operating basis. Tax-equivalent adjustments were calculated using a federal income tax rate of 35%, adjusted for applicable state income taxes, net of related federal benefit.

	Quarters										% Change
	1Q14		2Q14		3Q14		4Q14		1Q15		1Q15 vs. 1Q14	1Q15 vs. 4Q14
(Dollars in millions; operating basis)	Average balance	Average rates [1]	Average balance	Average rates [2]	Average balance	Average rates [3]	Average balance	Average rates [4]	Average balance	Average rates [5]	Average balance	Average balance
Assets:
Interest-bearing deposits with banks	$33,410	0.42%	$53,564	0.38%	$63,160	0.33%	$70,780	0.32%	$71,568	0.30%	114%	1%
Securities purchased under resale agreements	6,631	0.53	4,307	0.94	3,249	1.05	2,178	1.99	2,449	1.88	(63)	12
Trading account assets	901	—	953	—	985	—	995	—	1,117	—	24	12
Investment securities
U.S. Treasury and federal agencies	29,498	2.21	30,574	2.15	33,114	2.00	36,655	1.95	38,067	1.92	29	4
State and political subdivisions	10,452	4.37	10,562	3.30	10,636	3.80	10,821	3.76	10,963	3.73	5	1
Other investments	77,885	1.51	76,457	1.52	73,868	1.56	66,746	1.53	63,626	1.48	(18)	(5)
Total investment securities	117,835	1.94	117,593	1.84	117,618	1.89	114,222	1.87	112,656	1.85	(4)	(1)
Loans and leases	14,602	1.58	15,061	1.58	16,002	1.55	17,945	1.81	18,025	1.63	23	—
Other interest-earning assets	13,527	0.02	14,845	0.06	17,003	0.05	18,338	0.05	20,544	0.06	52	12
Total interest-earning assets	186,906	1.46	206,323	1.29	218,017	1.24	224,458	1.22	226,359	1.19	21	1
Cash and due from banks	4,618		5,304		4,240		2,416		2,397		(48)	(1)
Other assets	24,045		23,037		25,053		27,565		30,326		26	10
Total assets	$215,569		$234,664		$247,310		$254,439		$259,082		20%	2%
Liabilities:
Interest-bearing deposits:
U.S.	$12,072	0.03	$20,698	0.09	$24,144	0.11	$28,063	0.12	$30,174	0.13	150%	8%
Non-U.S. transaction accounts	99,808		106,894		112,856		109,260		102,624		3	(6)
Non-U.S. nontransaction accounts	1,474		2,396		1,900		1,258		1,207		(18)	(4)
Total Non-U.S.	101,282	0.06	109,290	0.05	114,756	0.09	110,518	0.08	103,831	0.06	3	(6)
Securities sold under repurchase agreements	8,424	—	8,747	—	9,111	—	8,977	—	9,354	—	11	4
Federal funds purchased	20	—	19	—	18	—	22	—	24	—	20	9
Other short-term borrowings	3,909	1.57	4,000	(1.20)	4,376	—	4,415	0.13	4,448	0.13	14	1
Long-term debt	9,668	2.60	9,340	2.73	9,020	2.64	9,216	2.56	9,736	2.54	1	6
Other interest-bearing liabilities	6,758	0.43	7,559	0.99	7,386	0.42	7,690	0.50	7,465	0.41	10	(3)
Total interest-bearing liabilities	142,133	0.29	159,653	0.22	168,811	0.24	168,901	0.24	165,032	0.24	16	(2)
Non-interest bearing deposits	40,711		41,906		44,503		48,951		55,066		35	12
Other liabilities	12,034		11,541		12,513		15,069		17,767		48	18
Preferred shareholders' equity	722		1,233		1,233		1,526		1,961		172	29
Common shareholders' equity	19,969		20,331		20,250		19,992		19,256		(4)	(4)
Total liabilities and shareholders' equity	$215,569		$234,664		$247,310		$254,439		$259,082		20%	2%
Excess of rate earned over rate paid		1.17%		1.07%		1.00%		0.98%		0.95%
Net interest margin		1.24%		1.12%		1.06%		1.04%		1.01%
Net interest revenue, operating basis		$572		$575		$580		$587		$565

1 First quarter of 2014 presents rates earned and paid based on operating-basis net interest revenue, which is composed of reported net interest revenue of $555 million and a tax-equivalent adjustment of $44 million, excluding the impact of $27 million of discount accretion related to former conduit securities.
2 Second quarter of 2014 presents rates earned and paid based on operating-basis net interest revenue, which is composed of reported net interest revenue of $561 million and a tax-equivalent adjustment of $42 million, excluding the impact of $28 million of discount accretion related to former conduit securities.
3 Third quarter of 2014 presents rates earned and paid based on operating-basis net interest revenue, which is composed of reported net interest revenue of $570 million and a tax-equivalent adjustment of $43 million, excluding the impact of $33 million of discount accretion related to former conduit securities.
4 Fourth quarter of 2014 presents rates earned and paid based on operating-basis net interest revenue, which is composed of reported net interest revenue of $574 million and a tax-equivalent adjustment of $44 million, excluding the impact of $31 million of discount accretion related to former conduit securities.
5 First quarter of 2015 presents rates earned and paid based on operating-basis net interest revenue, which is composed of reported net interest revenue of $546 million and a tax-equivalent adjustment of $44 million, excluding the impact of $25 million of discount accretion related to former conduit securities.

STATE STREET CORPORATION
EARNINGS RELEASE ADDENDUM
RECONCILIATIONS OF OPERATING-BASIS (NON-GAAP) FINANCIAL INFORMATION

     In addition to presenting State Street’s financial results in conformity with U.S. generally accepted accounting principles, referred to as GAAP, management also presents results on a non-GAAP, or "operating" basis, as it believes that this presentation supports meaningful comparisons from period to period and the analysis of comparable financial trends with respect to State Street’s normal ongoing business operations.

     Management believes that operating-basis financial information, which reports revenue from non-taxable sources, such as interest revenue from tax-exempt investment securities and processing fees and other revenue associated with tax-advantaged investments, on a fully taxable-equivalent basis and excludes the impact of revenue and expenses outside of State Street's normal course of business, facilitates an investor's understanding and analysis of State Street's underlying financial performance and trends in addition to financial information prepared and reported in conformity with GAAP. Non-GAAP financial measures should be considered in addition to, not as a substitute for or superior to, financial measures determined in conformity with GAAP.

     The accompanying earnings release presents financial information prepared on a GAAP as well as on an operating basis; accordingly, this earnings release addendum provides reconciliations of operating-basis financial measures. The following tables reconcile operating-basis financial information presented in the accompanying earnings release to financial information prepared and reported in conformity with GAAP.

	Quarters					% Change
(Dollars in millions, except per share amounts, or where otherwise noted)	1Q14	2Q14	3Q14	4Q14	1Q15	1Q15 vs. 1Q14		1Q15 vs. 4Q14
Total Revenue:
Total revenue, GAAP basis	$2,485	$2,598	$2,582	$2,630	$2,605	4.8%		(1.0)%
Adjustment to processing fees and other revenue (see below)	57	64	86	81	53
Adjustment to net interest revenue (see below)	44	42	43	44	44
Adjustment to net interest revenue (see below)	(27)	(28)	(33)	(31)	(25)
Total revenue, operating basis[1,2]	$2,559	$2,676	$2,678	$2,724	$2,677	4.61		(1.73)

Fee Revenue:
Total fee revenue, GAAP basis	$1,924	$2,039	$2,012	$2,056	$2,060	7		—
Tax-equivalent adjustment associated with tax-advantaged investments	57	64	86	81	53
Total fee revenue, operating basis	$1,981	$2,103	$2,098	$2,137	$2,113	7		(1)

Processing Fees and Other Revenue:
Total processing fees and other revenue, GAAP basis	$56	$44	$17	$57	$61	9		7
Tax-equivalent adjustment associated with tax-advantaged investments	57	64	86	81	53
Total processing fees and other revenue, operating basis	$113	$108	$103	$138	$114	1		(17)

Net Interest Revenue:
Net interest revenue, GAAP basis	$555	$561	$570	$574	$546	(1.6)		(4.9)
Tax-equivalent adjustment associated with tax-exempt investment securities	44	42	43	44	44
Discount accretion associated with former conduit securities	(27)	(28)	(33)	(31)	(25)
Net interest revenue, operating basis[3]	$572	$575	$580	$587	$565	(1.2)		(3.7)

Net Interest Margin:
Net interest margin, fully taxable-equivalent basis	1.30%	1.17%	1.12%	1.09%	1.06%	(24)	bps	(3)	bps
Effect of discount accretion	0.06	0.05	0.06	0.05	0.05
Net interest margin, operating basis	1.24%	1.12%	1.06%	1.04%	1.01%	(23)		(3)

STATE STREET CORPORATION
EARNINGS RELEASE ADDENDUM
RECONCILIATIONS OF OPERATING-BASIS (NON-GAAP) FINANCIAL INFORMATION (Continued)

	Quarters					% Change
(Dollars in millions, except per share amounts, or where otherwise noted)	1Q14	2Q14	3Q14	4Q14	1Q15	1Q15 vs. 1Q14	1Q15 vs. 4Q14
Expenses:
Total expenses, GAAP basis	$2,028	$1,850	$1,892	$2,057	$2,097	3.4%	1.9%
Severance costs associated with staffing realignment	(72)	(4)	2	(10)	1
Provisions for legal contingencies	(6)	—	(66)	(115)	(150)
Acquisition costs	(21)	(15)	(12)	(10)	(5)
Restructuring charges, net	(12)	(13)	(8)	(42)	(1)
Total expenses, operating basis[1,2]	$1,917	$1,818	$1,808	$1,880	$1,942	1.30	3.30

Compensation and Employee Benefits Expenses:
Total compensation and employee benefits expenses, GAAP basis	$1,157	$978	$953	$972	$1,087	(6)	12
Severance costs associated with staffing realignment	(72)	(4)	2	(10)	1
Total compensation and employee benefits expenses, operating basis	$1,085	$974	$955	$962	$1,088	—	13

Other Expenses:
Total other expenses, GAAP basis	$289	$292	$359	$473	$447	55	(5)
Provisions for legal contingencies	(6)	—	(66)	(115)	(150)
Total other expenses, operating basis	$283	$292	$293	$358	$297	5	(17)

Income Before Income Tax Expense:
Income before income tax expense, GAAP basis	$455	$746	$688	$569	$504	11	(11)
Net pre-tax effect of non-operating adjustments to revenue and expenses	185	110	180	271	227
Income before income tax expense, operating basis	$640	$856	$868	$840	$731	14	(13)

Pre-tax operating margin:
Pre-tax operating margin, GAAP basis	18.3%	28.7%	26.6%	21.6%	19.3%
Net effect of non-operating adjustments	6.7	3.3	5.8	9.2	8.0
Pre-tax operating margin, operating basis[4]	25.0%	32.0%	32.4%	30.8%	27.3%

Income Tax Expense:
Income tax expense, GAAP basis	$92	$124	$128	$77	$95	3	23
Aggregate tax-equivalent adjustments	101	106	129	125	97
One-time Italian tax on banks and insurance companies	(11)	—	—	—	—
Net tax effect of non-operating adjustments	18	3	12	37	16
Income tax expense, operating basis	$200	$233	$269	$239	$208	4	(13)

STATE STREET CORPORATION
EARNINGS RELEASE ADDENDUM
RECONCILIATIONS OF OPERATING-BASIS (NON-GAAP) FINANCIAL INFORMATION (Continued)

	Quarters					% Change
(Dollars in millions, except per share amounts, or where otherwise noted)	1Q14	2Q14	3Q14	4Q14	1Q15	1Q15 vs. 1Q14		1Q15 vs. 4Q14
Effective Tax Rate:
Income before income tax expense, operating basis	$640	$856	$868	$840	$731
Income tax expense, operating basis	200	233	269	239	208
Effective tax rate, operating basis	31.2%	27.2%	31.0%	28.5%	28.4%

Net Income Available to Common Shareholders:
Net income available to common shareholders, GAAP basis	$356	$602	$542	$473	$377	5.9%		(20.3)%
Net after-tax effect of non-operating adjustments to processing fees and other revenue, net interest revenue, expenses and income tax expense	77	1	39	109	114
Net income available to common shareholders, operating basis	$433	$603	$581	$582	$491	13.4		(15.6)

Diluted Earnings per Common Share:
Diluted earnings per common share, GAAP basis	$.81	$1.38	$1.26	$1.12	$.90	11.1		(19.6)
Severance costs	.11	.01	—	.01	—
Provisions for legal contingencies	.01	—	.12	.22	.36
Acquisition costs	.03	.02	.02	.01	.01
Restructuring charges, net	.02	.02	.01	.06	—
Effect on income tax of non-operating adjustments	.02	—	(.01)	(.01)	(.06)
Discount accretion associated with former conduit securities	(.04)	(.04)	(.05)	(.04)	(.04)
One-time Italian tax on banks and insurance companies	.03	—	—	—	—
Diluted earnings per common share, operating basis	$.99	$1.39	$1.35	$1.37	$1.17	18.2		(14.6)

Return on Average Common Equity:
Return on average common equity, GAAP basis	7.2%	11.9%	10.6%	9.4%	7.9%	70	bps	(150)	bps
Severance costs	1.0	—	—	.1	—
Provisions for legal contingencies	.1	—	.9	1.8	3.2
Acquisition costs	.3	.2	.2	.2	.1
Restructuring charges, net	.1	.1	.1	.6	—
Effect on income tax of non-operating adjustments	.2	—	—	(.1)	(.5)
Discount accretion associated with former conduit securities	(.3)	(.3)	(.4)	(.4)	(.3)
One-time Italian tax on banks and insurance companies	.2	—	—	—	—
Return on average common equity, operating basis	8.8%	11.9%	11.4%	11.6%	10.4%	160		(120)

1 For the quarters ended March 31, 2015 and March 31, 2014, positive operating leverage in the year-over-year comparison was approximately 331 basis points, based on an increase in total operating-basis revenue of 4.61% and an increase in total operating-basis expenses of 1.30%.

2 For the quarters ended March 31, 2015 and December 31, 2014, negative operating leverage in the quarter-over-quarter comparison was approximately 503 basis points, based on an decrease in total operating-basis revenue of 1.73% and an increase in total operating-basis expenses of 3.30%.

3 Fully taxable-equivalent net interest margin for the first, second, third and fourth quarters of 2014 and first quarter of 2015 represented fully taxable-equivalent net interest revenue of $599 million, $603 million, $613 million, $618 million and $590 million, respectively (GAAP-basis net interest revenue of $555 million, $561 million, $570 million, $574 million and $546 million plus tax-equivalent adjustments of $44 million, $42 million, $43 million, $44 million and $44 million, respectively), on an annualized basis, as a percentage of average total interest-earning assets for the quarters presented.

4 Pre-tax operating margin for the first, second, third and fourth quarters of 2014 and first quarter of 2015 was calculated by dividing income before income tax expense by total revenue.

STATE STREET CORPORATION
EARNINGS RELEASE ADDENDUM
REGULATORY CAPITAL

     The accompanying news release presents capital ratios in addition to, or adjusted from, those calculated in conformity with applicable regulatory requirements. These include capital ratios based on tangible common equity, as well as capital ratios adjusted to reflect our estimate of the impact of the relevant Basel III requirements, as specified in the July 2013 final rule issued by the Board of Governors of the Federal Reserve System, referred to as the Basel III final rule. These non-regulatory and adjusted capital measures are non-GAAP financial measures. Management currently calculates the non-GAAP capital ratios presented in the news release to aid in its understanding of State Street’s capital position under a variety of standards, including currently applicable and transitioning regulatory requirements. Management believes that the use of the non-GAAP capital ratios presented in the news release similarly aids in an investor's understanding of State Street's capital position and therefore is of interest to investors.

     The common equity tier 1 risk-based capital, or CET1, tier 1 risk-based capital, total risk-based capital and tier 1 leverage ratios have each been calculated in conformity with applicable regulatory requirements as of the dates that each was first publicly disclosed. As of June 30, 2014, September 30, 2014, December 31, 2014 and March 31, 2015, the capital component, or numerator, of these ratios was calculated in conformity with the provisions of the Basel III final rule. As of June 30, 2014, September 30, 2014 and December 31, 2014, the total risk-weighted assets component, or denominator, used in the calculation of the CET1, tier 1 risk-based capital and total risk-based capital ratios were each calculated in conformity with both the advanced approaches and transitional provisions of Basel III. As of March 31, 2015, the total risk-weighted assets component, or denominator, used in the calculation of the CET1, tier 1 risk-based capital and total risk-based capital ratios were each calculated in conformity with the advanced approaches and standardized approach provisions of Basel III.

     The tangible common equity, or TCE, ratio is an additional capital ratio that management believes provides context useful in understanding and assessing State Street's capital adequacy. The TCE ratio is calculated by dividing consolidated total common shareholders’ equity by consolidated total assets, after reducing both amounts by goodwill and other intangible assets net of related deferred taxes. Total assets reflected in the TCE ratio also exclude cash balances on deposit at the Federal Reserve Bank and other central banks in excess of required reserves. The TCE ratio is not required by GAAP or by banking regulations, but is a metric used by management to evaluate the adequacy of State Street’s capital levels. Since there is no authoritative requirement to calculate the TCE ratio, our TCE ratio is not necessarily comparable to similar capital measures disclosed or used by other companies in the financial services industry. Tangible common equity and adjusted tangible assets are non-GAAP financial measures and should be considered in addition to, not as a substitute for or superior to, financial measures determined in accordance with GAAP or other applicable requirements. Reconciliations with respect to the calculation of the TCE ratios as of March 31, 2014, June 30, 2014, September 30, 2014, December 31, 2014 and March 31, 2015, are provided on page 17 of this earnings release addendum.

The following table presents State Street's regulatory capital ratios and underlying components, calculated in conformity with applicable regulatory requirements as described above.

	Quarters
	1Q14		2Q14		3Q14		4Q14		1Q15
(Dollars in millions)	Basel III Advanced Approach[1]	Basel III Transitional Approach[2]	Basel III Advanced Approach[3]	Basel III Transitional Approach[2]	Basel III Advanced Approach[3]	Basel III Transitional Approach[2]	Basel III Advanced Approach[3]	Basel III Transitional Approach[2]	Basel III Advanced Approach[3]	Basel III Standardized Approach[4]
RATIOS:
Common equity tier 1 capital	N/A	16.4%	12.8%	16.0%	12.8%	15.0%	12.5%	14.9%	12.1%	10.4%
Tier 1 capital	N/A	18.3	14.1	17.7	14.2	16.7	14.6	17.4	14.1	12.1
Total capital	N/A	21.0	16.1	20.2	16.2	19.1	16.6	19.8	16.2	13.8
Tier 1 leverage	N/A	7.4	6.9	6.9	6.4	6.4	6.4	6.4	5.8	5.8

Supporting Calculations:

Common equity tier 1 capital	N/A	$13,924	$14,165	$14,165	$13,781	$13,781	$13,473	$13,473	$12,644	$12,644
Total risk-weighted assets	N/A	84,694	111,015	88,607	108,078	91,800	107,827	90,412	104,461	122,057
Common equity tier 1 risk-based capital	N/A	16.4%	12.8%	16.0%	12.8%	15.0%	12.5%	14.9%	12.1%	10.4%

Tier 1 capital	N/A	$15,487	$15,708	$15,708	$15,318	$15,318	$15,764	$15,764	$14,748	$14,748
Total risk-weighted assets	N/A	84,694	111,015	88,607	108,078	91,800	107,827	90,412	104,461	122,057
Tier 1 risk-based capital ratio	N/A	18.3%	14.1%	17.7%	14.2%	16.7%	14.6%	17.4%	14.1%	12.1%

Total capital	N/A	$17,750	$17,924	$17,924	$17,534	$17,534	$17,861	$17,861	$16,902	$16,902
Total risk-weighted assets	N/A	84,694	111,015	88,607	108,078	91,800	107,827	90,412	104,461	122,057
Total risk-based capital ratio	N/A	21.0%	16.1%	20.2%	16.2%	19.1%	16.6%	19.8%	16.2%	13.8%

Tier 1 capital	N/A	$15,487	$15,708	$15,708	$15,318	$15,318	$15,764	$15,764	$14,748	$14,748
Adjusted quarterly average assets	N/A	209,021	227,815	227,815	240,529	240,529	247,740	247,740	252,406	252,406
Tier 1 leverage ratio	N/A	7.4%	6.9%	6.9%	6.4%	6.4%	6.4%	6.4%	5.8%	5.8%

1 Regulatory capital ratios as of March 31, 2014 were calculated under Basel I, are not directly comparable to such ratios as of June 30, 2014, September 30, 2014, December 31, 2014 and March 31, 2015, and are not disclosed.
2 CET1, tier 1 capital, total capital, and tier 1 leverage ratios as of June 30, 2014, September 30, 2014, December 31, 2014 and March 31, 2015 were calculated in conformity with the transitional provisions of the Basel III final rule. Specifically, these ratios reflect total and tier 1 capital, as applicable (the numerator), calculated in conformity with the advanced approaches provisions of the Basel III final rule, and total risk-weighted assets or, with respect to the tier 1 leverage ratio, quarterly average assets (in both cases, the denominator), calculated in conformity with the provisions of Basel I.
3 CET1, tier 1 capital, total capital and tier 1 leverage ratios as of June 30, 2014, September 30, 2014, December 31, 2014 and March 31, 2015 were calculated in conformity with the advanced approaches provisions of the Basel III final rule.
4 CET1, tier 1 capital, total capital and tier 1 leverage ratios as of March 31, 2015 were calculated in conformity with the standardized approaches provisions of the Basel III final rule.

STATE STREET CORPORATION
EARNINGS RELEASE ADDENDUM
RECONCILIATION OF TANGIBLE COMMON EQUITY RATIO

The following table presents the calculation of State Street's ratios of tangible common equity to total tangible assets.
		Quarters
(Dollars in millions)		1Q14	2Q14	3Q14	4Q14	1Q15
Consolidated Total Assets		$256,663	$282,324	$274,805	$274,119	$279,476
Less:
Goodwill		6,038	6,037	5,899	5,826	5,663
Other intangible assets		2,306	2,247	2,121	2,025	1,892
Cash balances held at central banks in excess of required reserves		61,980	87,081	74,570	83,402	71,740
Adjusted assets		186,339	186,959	192,215	182,866	200,181
Plus related deferred tax liabilities		900	898	874	821	814
Total tangible assets	A	187,239	187,857	193,089	183,687	200,995
Consolidated Total Common Shareholders' Equity		$20,040	$20,467	$19,923	$19,512	$18,858
Less:
Goodwill		6,038	6,037	5,899	5,826	5,663
Other intangible assets		2,306	2,247	2,121	2,025	1,892
Adjusted equity		11,696	12,183	11,903	11,661	11,303
Plus related deferred tax liabilities		900	898	874	821	814
Total tangible common equity	B	$12,596	$13,081	$12,777	$12,482	$12,117
Tangible common equity ratio	B/A	6.7%	7.0%	6.6%	6.8%	6.0%

STATE STREET CORPORATION
EARNINGS RELEASE ADDENDUM
RECONCILIATIONS OF COMMON EQUITY TIER 1 RATIOS

     Provisions of the Basel III final rule, issued in July 2013, become effective under a transition timetable which began on January 1, 2014. We have used the advanced approaches provisions provided in the Basel III final rule to calculate our regulatory capital ratios beginning with the second quarter of 2014. Beginning with the first quarter of 2015, we began to also use the standardized approach provisions provided in the Basel III final rule to calculate our regulatory capital ratios.

     Prior to the first quarter of 2015, the lower of our regulatory capital ratios calculated under the Basel III advanced approaches and those ratios calculated under the transitional provisions of Basel III were applied in the assessment of our capital adequacy for regulatory purposes. Beginning in the first quarter of 2015, capital ratios calculated under the Basel III standardized approach replaced the transitional ratios in the assessment of our capital adequacy for regulatory purposes.

     The following tables reconcile our estimated pro forma CET1 ratios calculated in conformity with the Basel III final rule, as described, to our CET1 ratios calculated in conformity with applicable regulatory requirements as of the dates indicated.

As of March 31, 2015 (Dollars in millions)	Basel III Final Rule Advanced Approaches[1]		Basel III Final Rule Standardized Approach[1]	Basel III Fully Phased-In Advanced Approaches (Estimated)[2] Pro-Forma	Basel III Fully Phased-In Standardized Approach (Estimated)[3] Pro-Forma
Tier 1 Capital	$14,748		$14,748	$13,921	$13,921
Less:
Trust preferred capital securities	237		237	—	—
Preferred stock	1,961		1,961	1,961	1,961
Plus: Other	94		94	—	—
Common equity tier 1 capital	12,644	A	12,644	11,960	11,960
Total Risk-Weighted Assets	104,461	B	122,057	103,910	121,537
Common equity tier 1 risk-based capital ratio	12.1%	A/B	10.4%	11.5%	9.8%

1 CET 1 ratio as of March 31, 2015 was calculated in conformity with the advanced approaches and standardized approach provisions of the Basel III final rule.
[2] Estimated pro forma fully phased-in Basel III CET1 ratio (advanced approaches) as of March 31, 2015 (fully phased in as of January 1, 2019, as per Basel III phase-in requirements for capital) reflects capital calculated under the Basel III final rule and total risk-weighted assets calculated in conformity with the advanced approaches (fully phased-in) in the Basel III final rule based on our interpretations of the Basel III final rule as of April 24, 2015 and as applied to our businesses and operations as of March 31, 2015. Under such application of the fully phased-in advanced approaches, total risk-weighted assets used in the calculation of the CET1 ratio decreased by $551 million as a result of applying the advanced approaches provisions of the Basel III final rule to total risk-weighted assets of $104.46 billion as of March 31, 2015, calculated in conformity with the advanced approaches provisions of the Basel III final rule.

[3] Estimated pro forma fully phased-in Basel III CET1 ratio (standardized approach) as of March 31, 2015 (fully phased in as of January 1, 2019, as per Basel III phase-in requirements for capital) reflects capital calculated under the Basel III final rule and total risk-weighted assets calculated in conformity with the standardized approach (fully phased-in) in the Basel III final rule based on our interpretations of the Basel III final rule as of April 24, 2015 and as applied to our businesses and operations as of March 31, 2015. Under such application of the fully phased-in standardized approach, total risk-weighted assets used in the calculation of the CET1 ratio decreased by $520 million as a result of applying the standardized approach provisions of the Basel III final rule to total risk-weighted assets of $122.06 billion as of March 31, 2015, calculated in conformity with the standardized approach provisions of the Basel III final rule.

STATE STREET CORPORATION
EARNINGS RELEASE ADDENDUM
RECONCILIATIONS OF COMMON EQUITY TIER 1 RATIOS (Continued)
As of December 31, 2014 (Dollars in millions)	Basel III Final Rule Advanced Approaches[4]		Basel III Final Rule Standardized Approach (Estimated)[5]	Basel III Fully Phased-In Advanced Approaches (Estimated)[6] Proforma	Basel III Fully Phased-In Standardized Approach (Estimated)[7] Proforma
Tier 1 Capital	$15,764		$15,764	$14,261	$14,261
Less:
Trust preferred capital securities	475		475	—	—
Preferred stock	1,961		1,961	1,961	1,961
Plus: Other	145		145	—	—
Common equity tier 1 capital	13,473	C	13,473	12,300	12,300
Total Risk-Weighted Assets	107,827	D	125,011	106,817	124,058
Common equity tier 1 risk-based capital ratio	12.5%	C/D	10.8%	11.5%	9.9%

4 CET1 ratio as of December 31, 2014 was calculated in conformity with the advanced approaches provisions of the Basel III final rule.
[5] Estimated pro forma CET1 ratio (standardized approach) as of December 31, 2014 reflects capital calculated in conformity with the provisions of the Basel III final rule and total risk-weighted assets calculated in conformity with the standardized approach in the Basel III final rule based on our interpretations of the Basel III final rule as of January 23, 2015 and as applied to our businesses and operations as of December 31, 2014. Under such application of the standardized approach, total risk-weighted assets used in the calculation of the CET1 ratio increased by $17.18 billion as a result of applying the standardized approach provisions of the Basel III final rule to total risk-weighted assets of $107.83 billion as of December 31, 2014, calculated in conformity with the advanced approaches provisions of the Basel III final rule.

[6] Estimated pro forma fully phased-in Basel III CET1 ratio (advanced approaches) as of December 31, 2014 (fully phased in as of January 1, 2019, as per Basel III phase-in requirements for capital) reflects capital calculated under the Basel III final rule and total risk-weighted assets calculated in conformity with the advanced approaches (fully phased-in) in the Basel III final rule based on our interpretations of the Basel III final rule as of January 23, 2015 and as applied to our businesses and operations as of December 31, 2014. Under such application of the fully phased-in advanced approaches, total risk-weighted assets used in the calculation of the CET1 ratio decreased by $1.01 billion as a result of applying the advanced approaches provisions of the Basel III final rule to total risk-weighted assets of $107.83 billion as of December 31, 2014, calculated in conformity with the advanced approaches provisions of the Basel III final rule (as of December 31, 2014; i.e., not fully phased-in).

[7] Estimated pro forma fully phased-in Basel III CET1 ratio (standardized approach) as of December 31, 2014 (fully phased in as of January 1, 2019, as per Basel III phase-in requirements for capital) reflects capital calculated under the Basel III final rule and total risk-weighted assets calculated in conformity with the standardized approach (fully phased-in) in the Basel III final rule based on our interpretations of the Basel III final rule as of January 23, 2015 and as applied to our businesses and operations as of December 31, 2014. Under such application of the fully phased-in standardized approach, total risk-weighted assets used in the calculation of the CET1 ratio decreased by $953 million as a result of applying the standardized approach provisions of the Basel III final rule to total risk-weighted assets of $125.01 billion as of December 31, 2014, calculated in conformity with the standardized approach provisions of the Basel III final rule (as of December 31, 2014; i.e., not fully phased-in).

STATE STREET CORPORATION
EARNINGS RELEASE ADDENDUM
RECONCILIATIONS OF COMMON EQUITY TIER 1 RATIOS (Continued)
As of September 30, 2014 (Dollars in millions)	Basel III Final Rule Advanced Approaches[8]		Basel III Final Rule Standardized Approach (Estimated)[9] ProForma
Tier 1 Capital	$15,318		$15,318
Less:
Trust preferred capital securities	475		475
Preferred stock	1,233		1,233
Plus: Other	171		171
Common equity tier 1 capital	13,781	E	13,781
Total Risk-Weighted Assets	108,078	F	126,356
Common equity tier 1 risk-based capital ratio	12.8%	E/F	10.9%

8 CET1 ratio as of September 30, 2014 was calculated in conformity with the advanced approaches provisions of the Basel III final rule.
[9] Estimated pro forma CET1 ratio (standardized approach) as of September 30, 2014 reflects capital calculated in conformity with the provisions of the Basel III final rule and total risk-weighted assets calculated in conformity with the standardized approach in the Basel III final rule based on our interpretations of the Basel III final rule as of October 24, 2014 and as applied to our businesses and operations as of September 30, 2014. Under such application of the standardized approach, total risk-weighted assets used in the calculation of the CET1 ratio increased by $18.30 billion as a result of applying the standardized approach provisions of the Basel III final rule to total risk-weighted assets of $108.08 billion as of September 30, 2014, calculated in conformity with the advanced approaches provisions of the Basel III final rule.

As of June 30, 2014 (Dollars in millions)	Basel III Final Rule Advanced Approach[10]		Basel III Final Rule Standardized Approach (Estimated)[11]
Tier 1 Capital	$15,708		$15,708
Less:
Trust preferred capital securities	475		475
Preferred stock	1,233		1,233
Plus: Other	165		165
Tier 1 common capital	14,165	G	14,165
Total Risk-Weighted Assets	111,015	H	125,575
Tier 1 common risk-based capital ratio	12.8%	G/H	11.3%

[10] Tier 1 common ratio as of June 30, 2014 was calculated in conformity with the advanced approaches provisions of the Basel III final rule.
[11] Estimated tier 1 common ratio as of June 30, 2014 reflects capital calculated in conformity with the provisions of the Basel III final rule and total risk-weighted assets calculated in conformity with the standardized approach in the Basel III final rule. Under the standardized approach, total risk-weighted assets used in the calculation of the tier 1 common ratio increased by $14.56 billion as a result of applying the standardized provisions of the Basel III final rule to total risk-weighted assets of $111.02 billion as of June 30, 2014, calculated in conformity with the advanced approaches provisions of the Basel III final rule.

STATE STREET CORPORATION
EARNINGS RELEASE ADDENDUM
RECONCILIATIONS OF COMMON EQUITY TIER 1 RATIOS (Continued)
As of March 31, 2014 (Dollars in millions)	Basel III Transitional[12]
Tier 1 Capital	$15,487
Less:
Trust preferred capital securities	475
Preferred stock	1,233
Plus: Other	145
Common equity tier 1 capital	13,924	I
Total Risk-Weighted Assets	84,694	J
Common equity tier 1 risk-based capital ratio	16.4%	I/J

[12] Tier 1 common ratio as of March 31, 2014 was calculated in conformity with the transitional provisions of the Basel III final rule. Specifically, this ratio reflects tier 1 capital (the numerator) calculated in conformity with the provisions of the Basel III final rule, and total risk-weighted assets (the denominator) calculated in conformity with the provisions of Basel I.

STATE STREET CORPORATION
EARNINGS RELEASE ADDENDUM
RECONCILIATIONS OF SUPPLEMENTARY LEVERAGE RATIOS

        In 2014, U.S. banking regulators issued final rules implementing a supplementary leverage ratio, or SLR, for certain bank holding companies, like State Street, and their insured depository institution subsidiaries, like State Street Bank. We refer to these final rules as the SLR final rule. Under the SLR final rule, upon implementation as of January 1, 2018, (i) State Street Bank must maintain an SLR of at least 6% to be well capitalized under the U.S. banking regulators’ Prompt Corrective Action framework and (ii) if State Street maintains an SLR of at least 5%, it is not subject to limitations on distribution and discretionary bonus payments under the SLR final rule. Beginning with reporting for March 31, 2015, State Street is required to include SLR disclosures with its other Basel disclosures.

        Estimated pro forma fully phased-in SLR ratios as of March 31, 2015 are preliminary estimates by State Street (in each case, fully phased-in as of January 1, 2018, as per the phase-in requirements of the SLR final rule), calculated based on our interpretations of the SLR final rule as of April 24, 2015 and as applied to our businesses and operations as of March 31, 2015. Estimated pro forma fully phased-in SLR ratios as of December 31, 2014 are preliminary estimates by State Street, calculated based on our interpretations of the SLR final rule as of January 23, 2015 and as applied to our businesses and operations as of December 31, 2014.

     The following tables reconcile our estimated pro forma fully-phased in SLR ratios as of March 31, 2015 and December 31, 2014 calculated in conformity with the SLR final rule, as described, to our SLR ratios calculated in conformity with applicable regulatory requirements as of the dates indicated.

	State Street			State Street Bank
As of March 31, 2015 (Dollars in millions)	Transitional SLR		Fully Phased-In SLR	Transitional SLR	Fully Phased-In SLR
Tier 1 Capital	$14,784	A	$13,921	$13,920	$13,394
On-and off-balance sheet leverage exposure	288,989		288,989	284,117	284,117
Less: regulatory deductions	(6,088)		(6,898)	(5,734)	(6,489)
Total assets for SLR	282,901	B	282,091	278,383	277,628
Supplementary Leverage Ratio	5.2%	A/B	4.9%	5.0%	4.8%

	State Street			State Street Bank
As of December 31, 2014 (Dollars in millions)	Transitional SLR		Fully Phased-In SLR	Transitional SLR	Fully Phased-In SLR
Tier 1 Capital	$15,764	C	$14,261	$14,043	$13,102
On-and off-balance sheet leverage exposure	284,740		284,740	280,036	280,036
Less: regulatory deductions	(6,050)		(7,211)	(5,705)	(6,790)
Total assets for SLR	278,690	D	277,529	274,331	273,246
Supplementary Leverage Ratio	5.7%	C/D	5.1%	5.1%	4.8%

	State Street		State Street Bank
As of September 30, 2014 (Dollars in millions)	Transitional SLR
Tier 1 Capital	$15,318	E	$14,316
On-and off-balance sheet leverage exposure	276,529		271,547
Less: regulatory deductions	(6,156)		(5,804)
Total assets for SLR	270,373	F	265,743
Supplementary Leverage Ratio	5.7%	E/F	5.4%

STATE STREET CORPORATION
EARNINGS RELEASE ADDENDUM
RECONCILIATIONS OF SUPPLEMENTARY LEVERAGE RATIOS (Continued)

	State Street		State Street Bank
As of June 30, 2014 (Dollars in millions)	Transitional SLR
Tier 1 Capital	$15,707	G	$14,767
On-and off-balance sheet leverage exposure	264,432		259,912
Less: regulatory deductions	(6,308)		(5,942)
Total assets for SLR	258,124	H	253,970
Supplementary Leverage Ratio	6.1%	G/H	5.8%

	State Street		State Street Bank
As of March 31, 2014 (Dollars in millions)	Transitional SLR
Tier 1 Capital	$15,486	I	$14,123
On-and off-balance sheet leverage exposure	246,548		242,333
Less: regulatory deductions	(6,304)		(5,939)
Total assets for SLR	240,244	J	236,394
Supplementary Leverage Ratio	6.4%	I/J	6.0%